N / E / W / S R / E / L / E / A / S / E

October 26, 2017

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER 2017 RESULTS

First Merchants Corporation (NASDAQ - FRME) reported record third quarter 2017 net income of $24.4 million, compared to $21.1 million during the third quarter of 2016. Earnings per share for the period totaled $.50 per share, which included $.11 per share of acquisition expenses, compared to $.51 during the same period in 2016. The acquisition expenses in the quarter totaled $7.9 million and were primarily related to the July 14, 2017 acquisition of Independent Alliance Banks, Inc.

Year-to-date net income totaled a record $71.7 million, compared to $58.8 million during the same period in 2016. Earnings per share for the nine months ended September 30, 2017 totaled $1.63 per share, an increase of $.20 per share, or 14 percent, over the same period in 2016. In the first nine months of 2017, acquisition expenses related to the completion of The Arlington Bank and Independent Alliance Bank acquisitions, totaled $10.8 million, or $.16 per share.

Michael C. Rechin, President and Chief Executive Officer, stated, “First Merchants achieved outstanding financial results in a special quarter for our clients, teammates and shareholders. We had several accomplishments to include building the First Merchants franchise, adding capital strength and growing earnings power. The addition of Independent Alliance Bank into First Merchants establishes a significant presence in the Fort Wayne market led by strong local management. Our organic balance sheet growth throughout the company demonstrates our commitment in vibrant and growing communities. When coupled with a wider net interest margin, the company produced record net interest income.”

Total assets reached a record $9.0 billion as of quarter-end and loans totaled a record $6.5 billion, compared to $7.0 billion and $5.0 billion, as of September 30, 2016 representing increases of 28.9 and 30.4 percent, respectively. Total deposits reached record levels as well, totaling $6.9 billion as of September 30, 2017, representing a 26.9 percent increase. Of the increase in total loans and total deposits, the acquisitions represent 19.3 percent and 20.5 percent, respectively. Tangible common equity also increased to record levels for the quarter totaling $817 million, or $16.62 per share, compared to $647 million, or $15.86 per share, as of September 30, 2016.

Net-interest income totaled a record $74.4 million for the quarter and net-interest margin increased by 9 basis points over the third quarter of 2016, totaling 4.03 percent. Yields on earning assets totaled 4.56 percent and the cost of supporting liabilities totaled .53 percent. Fair value accretion added 17 basis points to net-interest margin this quarter, compared to 24 basis points in the third quarter of 2016.

Non-interest income totaled $18.7 million for the quarter, up $1.8 million from the third quarter 2016 total of $16.9 million. Non-interest expense totaled $58.7 million for the quarter, up from $44.1 million during the third quarter of 2016. Of the increase, $7.9 million was the result of acquisition-related expenses.

The Corporation’s provision expense totaled $2.1 million compared to $1.9 million during the same period in 2016. The increase in provision expense, along with net recoveries of $800,000, provided allowance coverage for organic loan growth of 9.2 percent annualized. The allowance for loan losses totals $73.4 million as of September 30, 2017, up from $63.5 million as of September 30, 2016. Non-accrual loans totaled $32.3 million as of quarter-end and the allowance is 1.13 percent of total loans and 1.44 percent of non-purchased loans.

As of September 30, 2017, the Corporation’s total risk-based capital ratio equaled 13.76 percent, common equity tier 1 capital ratio equaled 11.03 percent, and the tangible common equity ratio totaled 9.39 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, October 26, 2017.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's third quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until November 26, 2017. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, or for International participants, dial +1 412-317-0088. The replay passcode is 10112760.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme171026.html during the time of the call. A replay of the web cast will be available until October 26, 2018.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as Lafayette Bank & Trust; iAB Financial Bank; and First Merchants Private Wealth Advisors (each as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2017	2016
ASSETS
Cash and cash equivalents	$146,607	$99,602
Interest-bearing time deposits	72,950	33,803
Investment securities	1,468,887	1,300,428
Loans held for sale	4,514	1,482
Loans	6,483,448	4,973,844
Less: Allowance for loan losses	(73,354)	(63,456)
Net loans	6,410,094	4,910,388
Premises and equipment	102,485	95,540
Federal Home Loan Bank stock	23,825	18,044
Interest receivable	32,366	23,652
Goodwill and other intangibles	478,558	259,844
Cash surrender value of life insurance	222,437	201,856
Other real estate owned	11,912	10,242
Tax asset, deferred and receivable	36,024	31,779
Other assets	38,744	35,692
TOTAL ASSETS	$9,049,403	$7,022,352
LIABILITIES
Deposits:
Noninterest-bearing	$1,662,814	$1,307,886
Interest-bearing	5,248,205	4,136,354
Total Deposits	6,911,019	5,444,240
Borrowings:
Federal funds purchased	100,000	58,358
Securities sold under repurchase agreements	142,107	138,671
Federal Home Loan Bank advances	406,820	297,022
Subordinated debentures and term loans	139,686	128,288
Total Borrowings	788,613	622,339
Interest payable	4,956	3,733
Other liabilities	61,695	51,175
Total Liabilities	7,766,283	6,121,487
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 and 50,000,000 shares (1)
Issued and outstanding - 49,140,594 and 40,799,025 shares	6,143	5,100
Additional paid-in capital	833,451	506,848
Retained earnings	449,759	384,868
Accumulated other comprehensive income (loss)	(6,358)	3,924
Total Stockholders' Equity	1,283,120	900,865
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,049,403	$7,022,352

(1) On May 1, 2017, the shareholders of First Merchants Corporation approved an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized to issue from 50,000,000 to 100,000,000 shares.

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2017	2016	2017	2016
INTEREST INCOME
Loans receivable:
Taxable	$71,491	$53,819	$187,234	$156,407
Tax-exempt	2,851	1,649	7,676	4,429
Investment securities:
Taxable	4,524	3,992	13,012	12,522
Tax-exempt	5,455	4,668	15,549	13,760
Deposits with financial institutions	284	55	442	283
Federal Reserve and Federal Home Loan Bank stock	242	193	635	906
Total Interest Income	84,847	64,376	224,548	188,307
INTEREST EXPENSE
Deposits	6,710	3,926	15,971	12,028
Federal funds purchased	175	27	506	62
Securities sold under repurchase agreements	133	91	331	283
Federal Home Loan Bank advances	1,464	853	3,619	2,467
Subordinated debentures and term loans	1,945	1,797	5,602	5,368
Total Interest Expense	10,427	6,694	26,029	20,208
NET INTEREST INCOME	74,420	57,682	198,519	168,099
Provision for loan losses	2,083	1,900	7,343	3,240
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	72,337	55,782	191,176	164,859
OTHER INCOME
Service charges on deposit accounts	5,044	4,667	13,656	13,228
Fiduciary activities	2,995	2,448	8,244	7,318
Other customer fees	5,341	4,777	15,610	14,531
Earnings on cash surrender value of life insurance	1,575	614	5,444	3,387
Net gains and fees on sales of loans	2,317	1,989	5,209	5,166
Net realized gains on sales of available for sale securities	332	839	1,497	2,542
Other income	1,064	1,527	2,288	2,911
Total Other Income	18,668	16,861	51,948	49,083
OTHER EXPENSES
Salaries and employee benefits	33,244	26,651	86,052	79,558
Net occupancy	4,371	4,348	12,552	12,429
Equipment	3,478	2,947	9,192	9,428
Marketing	1,021	630	2,378	2,218
Outside data processing fees	3,162	2,382	8,864	6,476
Printing and office supplies	366	314	905	1,047
Intangible asset amortization	1,698	978	3,592	2,933
FDIC assessments	704	534	1,853	2,486
Other real estate owned and foreclosure expenses	330	637	1,592	2,303
Professional and other outside services	5,843	1,242	10,843	4,882
Other expenses	4,491	3,452	11,300	11,665
Total Other Expenses	58,708	44,115	149,123	135,425
INCOME BEFORE INCOME TAX	32,297	28,528	94,001	78,517
Income tax expense	7,939	7,469	22,314	19,759
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$24,358	$21,059	$71,687	$58,758
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.50	$0.51	$1.64	$1.44
Diluted Net Income Available to Common Stockholders	$0.50	$0.51	$1.63	$1.43
Cash Dividends Paid	$0.18	$0.14	$0.51	$0.39
Average Diluted Shares Outstanding (in thousands)	48,644	41,026	44,063	40,970

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
NET CHARGE-OFFS	$(800)	$630	$26	$2,237

AVERAGE BALANCES:
Total Assets	$8,793,666	$6,907,303	$7,866,643	$6,836,412
Total Loans	6,312,810	4,836,923	5,647,486	4,748,846
Total Earning Assets	7,840,403	6,198,206	7,064,659	6,116,952
Total Deposits	6,790,053	5,428,453	6,108,042	5,388,775
Total Stockholders' Equity	1,244,472	896,934	1,048,420	878,302

FINANCIAL RATIOS:
Return on Average Assets	1.11%	1.22%	1.22%	1.15%
Return on Average Stockholders' Equity	7.83	9.39	9.12	8.92
Return on Average Common Stockholders' Equity	7.83	9.39	9.12	8.92
Average Earning Assets to Average Assets	89.16	89.73	89.81	89.48
Allowance for Loan Losses as % of Total Loans	1.13	1.28	1.13	1.28
Net Charge-offs as % of Average Loans (Annualized)	(0.05)	0.05	—	0.06
Average Stockholders' Equity to Average Assets	14.15	12.99	13.33	12.85
Tax Equivalent Yield on Earning Assets	4.56	4.37	4.47	4.32
Cost of Supporting Liabilities	0.53	0.43	0.49	0.44
Net Interest Margin (FTE) on Earning Assets	4.03	3.94	3.98	3.88
Efficiency Ratio	58.30	55.12	55.05	58.01
Tangible Common Book Value Per Share	$16.62	$15.86	$16.62	$15.86

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Non-Accrual Loans	$32,253	$27,347	$27,920	$29,998	$34,105
Renegotiated Loans	626	384	876	4,747	3,940
Non-Performing Loans (NPL)	32,879	27,731	28,796	34,745	38,045
Other Real Estate Owned	11,912	11,893	8,293	8,966	10,242
Non-Performing Assets (NPA)	44,791	39,624	37,089	43,711	48,287
90+ Days Delinquent	425	634	123	112	1,625
NPAs & 90 Day Delinquent	$45,216	$40,258	$37,212	$43,823	$49,912

Allowance for Loan Losses	$73,354	$70,471	$68,225	$66,037	$63,456
Quarterly Net Charge-offs	(800)	629	197	(164)	630
NPAs / Actual Assets %	0.49%	0.51%	0.51%	0.61%	0.69%
NPAs & 90 Day / Actual Assets %	0.50%	0.52%	0.51%	0.61%	0.71%
NPAs / Actual Loans and OREO %	0.69%	0.70%	0.70%	0.85%	0.97%
Allowance for Loan Losses / Actual Loans (%)	1.13%	1.25%	1.29%	1.28%	1.28%
Net Charge-offs as % of Average Loans (Annualized)	(0.05)%	0.05%	0.02%	(0.01)%	0.05%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
ASSETS
Cash and cash equivalents	$146,607	$142,650	$104,247	$127,927	$99,602
Interest-bearing time deposits	72,950	48,305	20,439	24,459	33,803
Investment securities	1,468,887	1,343,323	1,327,217	1,304,505	1,300,428
Loans held for sale	4,514	4,036	1,262	2,929	1,482
Loans	6,483,448	5,613,144	5,274,909	5,139,645	4,973,844
Less: Allowance for loan losses	(73,354)	(70,471)	(68,225)	(66,037)	(63,456)
Net loans	6,410,094	5,542,673	5,206,684	5,073,608	4,910,388
Premises and equipment	102,485	92,637	91,311	94,432	95,540
Federal Home Loan Bank stock	23,825	19,015	17,964	17,964	18,044
Interest receivable	32,366	27,597	25,174	26,194	23,652
Goodwill and other intangibles	478,558	309,686	257,963	258,866	259,844
Cash surrender value of life insurance	222,437	200,125	202,574	201,671	201,856
Other real estate owned	11,912	11,893	8,293	8,966	10,242
Tax asset, deferred and receivable	36,024	27,331	32,074	39,384	31,779
Other assets	38,744	35,758	30,991	30,706	35,692
TOTAL ASSETS	$9,049,403	$7,805,029	$7,326,193	$7,211,611	$7,022,352
LIABILITIES
Deposits:
Noninterest-bearing	$1,662,814	$1,398,237	$1,373,778	$1,348,267	$1,307,886
Interest-bearing	5,248,205	4,618,867	4,261,531	4,208,231	4,136,354
Total Deposits	6,911,019	6,017,104	5,635,309	5,556,498	5,444,240
Borrowings:
Federal funds purchased	100,000	134,608	102,000	120,349	58,358
Securities sold under repurchase agreements	142,107	127,884	139,007	146,480	138,671
Federal Home Loan Bank advances	406,820	312,715	338,919	298,923	297,022
Subordinated debentures and term loans	139,686	128,742	128,862	128,445	128,288
Total Borrowings	788,613	703,949	708,788	694,197	622,339
Interest payable	4,956	3,477	3,875	3,110	3,733
Other liabilities	61,695	45,383	48,751	56,149	51,175
Total Liabilities	7,766,283	6,769,913	6,396,723	6,309,954	6,121,487
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 and 50,000,000 shares (1)
Issued and outstanding	6,143	5,394	5,131	5,114	5,100
Additional paid-in capital	833,451	593,904	509,953	509,018	506,848
Retained earnings	449,759	434,309	417,983	400,981	384,868
Accumulated other comprehensive income (loss)	(6,358)	1,384	(3,722)	(13,581)	3,924
Total Stockholders' Equity	1,283,120	1,035,116	929,470	901,657	900,865
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,049,403	$7,805,029	$7,326,193	$7,211,611	$7,022,352

(1) On May 1, 2017, the shareholders of First Merchants Corporation approved an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized to issue from 50,000,000 to 100,000,000 shares.

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
INTEREST INCOME
Loans receivable:
Taxable	$71,491	$59,386	$56,357	$53,895	$53,819
Tax-exempt	2,851	2,492	2,333	2,096	1,649
Investment securities:
Taxable	4,524	4,180	4,308	3,893	3,992
Tax-exempt	5,455	5,091	5,003	4,862	4,668
Deposits with financial institutions	284	114	44	67	55
Federal Reserve and Federal Home Loan Bank stock	242	204	189	192	193
Total Interest Income	84,847	71,467	68,234	65,005	64,376
INTEREST EXPENSE
Deposits	6,710	5,137	4,124	3,886	3,926
Federal funds purchased	175	103	228	40	27
Securities sold under repurchase agreements	133	110	88	91	91
Federal Home Loan Bank advances	1,464	1,177	978	797	853
Subordinated debentures and term loans	1,945	1,840	1,817	1,817	1,797
Total Interest Expense	10,427	8,367	7,235	6,631	6,694
NET INTEREST INCOME	74,420	63,100	60,999	58,374	57,682
Provision for loan losses	2,083	2,875	2,385	2,417	1,900
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	72,337	60,225	58,614	55,957	55,782
OTHER INCOME
Service charges on deposit accounts	5,044	4,438	4,174	4,534	4,667
Fiduciary activities	2,995	2,609	2,640	2,500	2,448
Other customer fees	5,341	5,406	4,863	4,784	4,777
Earnings on cash surrender value of life insurance	1,575	2,971	898	886	614
Net gains and fees on sales of loans	2,317	1,617	1,275	1,886	1,989
Net realized gains on sales of available for sale securities	332	567	598	847	839
Other income	1,064	826	398	683	1,527
Total Other Income	18,668	18,434	14,846	16,120	16,861
OTHER EXPENSES
Salaries and employee benefits	33,244	27,076	25,732	22,994	26,651
Net occupancy	4,371	3,965	4,216	4,568	4,348
Equipment	3,478	2,907	2,807	3,069	2,947
Marketing	1,021	792	565	790	630
Outside data processing fees	3,162	3,086	2,616	2,672	2,382
Printing and office supplies	366	275	264	301	314
Intangible asset amortization	1,698	991	903	977	978
FDIC assessments	704	579	570	550	534
Other real estate owned and foreclosure expenses	330	731	531	574	637
Professional and other outside services	5,843	3,266	1,734	1,634	1,242
Other expenses	4,491	3,648	3,161	3,805	3,452
Total Other Expenses	58,708	47,316	43,099	41,934	44,115
INCOME BEFORE INCOME TAX	32,297	31,343	30,361	30,143	28,528
Income tax expense	7,939	7,207	7,168	7,850	7,469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$24,358	$24,136	$23,193	$22,293	$21,059

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.50	$0.57	$0.57	$0.55	$0.51
Diluted Net Income Available to Common Stockholders	$0.50	$0.57	$0.56	$0.55	$0.51
Cash Dividends Paid	$0.18	$0.18	$0.15	$0.15	$0.14
Average Diluted Shares Outstanding (in thousands)	48,644	42,244	41,221	41,124	41,026
FINANCIAL RATIOS:
Return on Average Assets	1.11%	1.28%	1.29%	1.26%	1.22%
Return on Average Stockholders' Equity	7.83	9.82	10.15	9.87	9.39
Return on Average Common Stockholders' Equity	7.83	9.82	10.15	9.87	9.39
Average Earning Assets to Average Assets	89.16	89.97	90.43	89.86	89.73
Allowance for Loan Losses as % of Total Loans	1.13	1.25	1.29	1.28	1.28
Net Charge-offs as % of Average Loans (Annualized)	(0.05)	0.05	0.02	(0.01)	0.05
Average Stockholders' Equity to Average Assets	14.15	12.98	12.67	12.75	12.99
Tax Equivalent Yield on Earning Assets	4.56	4.44	4.42	4.32	4.37
Cost of Supporting Liabilities	0.53	0.49	0.44	0.42	0.43
Net Interest Margin (FTE) on Earning Assets	4.03	3.95	3.98	3.90	3.94
Efficiency Ratio	58.30	53.61	52.61	52.18	55.12
Tangible Common Book Value Per Share	$16.62	$16.97	$16.49	$15.85	$15.86

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Commercial and industrial loans	$1,436,092	$1,289,884	$1,258,840	$1,194,646	$1,146,538
Agricultural production financing and other loans to farmers	117,751	75,746	77,021	79,689	93,169
Real estate loans:
Construction	498,862	442,389	336,931	418,703	368,241
Commercial and farmland	2,571,253	2,167,729	2,118,431	1,953,062	1,941,739
Residential	938,437	847,580	737,918	739,169	739,855
Home equity	502,240	436,038	423,708	418,525	398,837
Individuals' loans for household and other personal expenditures	86,406	79,887	77,590	77,479	76,497
Lease financing receivables, net of unearned income	3,877	232	261	311	380
Other commercial loans	328,530	273,659	244,209	258,061	208,588
Loans	6,483,448	5,613,144	5,274,909	5,139,645	4,973,844
Allowance for loan losses	(73,354)	(70,471)	(68,225)	(66,037)	(63,456)
NET LOANS	$6,410,094	$5,542,673	$5,206,684	$5,073,608	$4,910,388

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Demand deposits	$3,562,718	$3,015,846	$2,861,384	$2,866,853	$2,745,028
Savings deposits	1,884,705	1,708,478	1,565,174	1,560,752	1,545,372
Certificates and other time deposits of $100,000 or more	503,668	362,589	312,327	276,274	296,838
Other certificates and time deposits	585,042	511,935	476,741	471,247	498,203
Brokered deposits	374,886	418,256	419,683	381,372	358,799
TOTAL DEPOSITS	$6,911,019	$6,017,104	$5,635,309	$5,556,498	$5,444,240

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	September 30, 2017			September 30, 2016
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$139,905	$284	0.81%	$54,120	$55	0.40%
Federal Reserve and Federal Home Loan Bank stock	23,146	242	4.18	18,095	193	4.24
Investment Securities: (1)
Taxable	718,965	4,524	2.52	729,223	3,992	2.18
Tax-Exempt (2)	645,577	8,392	5.20	559,845	7,182	5.10
Total Investment Securities	1,364,542	12,916	3.79	1,289,068	11,174	3.45
Loans held for sale	8,117	136	6.70	742	73	39.14
Loans: (3)
Commercial	4,556,653	55,266	4.85	3,556,187	41,653	4.66
Real Estate Mortgage	785,317	8,596	4.38	567,015	6,521	4.58
Installment	595,164	7,494	5.04	493,807	5,572	4.49
Tax-Exempt (2)	367,559	4,385	4.77	219,172	2,537	4.60
Total Loans	6,312,810	75,877	4.81	4,836,923	56,356	4.64
Total Earning Assets	7,840,403	89,319	4.56	6,198,206	67,778	4.37
Net unrealized gain on securities available for sale	7,733			11,738
Allowance for loan losses	(71,753)			(62,453)
Cash and cash equivalents	129,058			102,023
Premises and equipment	101,979			95,541
Other assets	786,246			562,248
Total Assets	$8,793,666			$6,907,303
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,834,965	$1,706	0.37%	$1,454,992	$669	0.18%
Money market deposits	990,682	747	0.30	793,173	384	0.19
Savings deposits	887,201	203	0.09	754,401	171	0.09
Certificates and other time deposits	1,450,448	4,054	1.12	1,128,595	2,702	0.95
Total Interest-bearing Deposits	5,163,296	6,710	0.52	4,131,161	3,926	0.38
Borrowings	694,203	3,717	2.14	521,125	2,768	2.11
Total Interest-bearing Liabilities	5,857,499	10,427	0.71	4,652,286	6,694	0.57
Noninterest-bearing deposits	1,626,757			1,297,292
Other liabilities	64,938			60,791
Total Liabilities	7,549,194			6,010,369
Stockholders' Equity	1,244,472			896,934
Total Liabilities and Stockholders' Equity	$8,793,666	10,427	0.53	$6,907,303	6,694	0.43
Net Interest Income		$78,892			$61,084
Net Interest Margin			4.03%			3.94%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2017 and 2016. These totals equal $4,472 and $3,402 for the three months ended September 30, 2017 and 2016, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Nine Months Ended
	September 30, 2017			September 30, 2016
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$71,456	$442	0.82%	$76,440	$283	0.49%
Federal Reserve and Federal Home Loan Bank stock	19,941	635	4.25	26,359	906	4.59
Investment Securities: (1)
Taxable	716,118	13,012	2.42	725,311	12,522	2.31
Tax-Exempt (2)	609,658	23,922	5.23	539,996	21,169	5.24
Total Investment Securities	1,325,776	36,934	3.71	1,265,307	33,691	3.56
Loans held for sale	4,875	245	6.70	3,541	291	10.98
Loans: (3)
Commercial	4,085,901	144,759	4.72	3,502,715	121,017	4.62
Real Estate Mortgage	660,435	21,946	4.43	570,330	19,032	4.46
Installment	558,106	20,284	4.85	473,645	16,067	4.53
Tax-Exempt (2)	338,169	11,809	4.66	198,615	6,814	4.58
Total Loans	5,647,486	199,043	4.70	4,748,846	163,221	4.59
Total Earning Assets	7,064,659	237,054	4.47%	6,116,952	198,101	4.32%
Net unrealized gain on securities available for sale	4,437			10,892
Allowance for loan losses	(69,269)			(62,633)
Cash and cash equivalents	128,866			102,767
Premises and equipment	95,707			96,284
Other assets	642,243			572,150
Total Assets	$7,866,643			$6,836,412
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,649,175	$3,632	0.29%	$1,395,036	$1,850	0.18%
Money market deposits	894,450	1,688	0.25	835,968	1,377	0.22
Savings deposits	818,800	520	0.08	720,375	455	0.08
Certificates and other time deposits	1,299,932	10,131	1.04	1,157,992	8,346	0.96
Total Interest-bearing Deposits	4,662,357	15,971	0.46	4,109,371	12,028	0.39
Borrowings	659,260	10,058	2.03	506,077	8,180	2.16
Total Interest-bearing Liabilities	5,321,617	26,029	0.65	4,615,448	20,208	0.58
Noninterest-bearing deposits	1,445,685			1,279,404
Other liabilities	50,921			63,258
Total Liabilities	6,818,223			5,958,110
Stockholders' Equity	1,048,420			878,302
Total Liabilities and Stockholders' Equity	$7,866,643	26,029	0.49	$6,836,412	20,208	0.44
Net Interest Income		$211,025			$177,893
Net Interest Margin			3.98%			3.88%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2017 and 2016. These totals equal $12,506 and $9,794 for the nine months ended September 30, 2017 and 2016, respectively.

(3) Non accruing loans have been included in the average balances.